UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2017

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On April 21, 2017, Unilife Corporation (the “Company”) received notification from KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, advising the Company of KPMG’s resignation as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017, effective immediately.  KPMG had been the Company’s independent registered public accounting firm since its appointment by the Audit Committee of the Company’s board of directors on March 29, 2010.

During the Company’s fiscal years ended June 30, 2015 and June 30, 2016, and the subsequent interim  period through April 21, 2017,  there  were  no: (1) disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or  auditing scope or procedures, which disagreements if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, or (2) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act, except for the material weaknesses disclosed in Item 9A of the Company’s Annual Report (as amended) on Form 10-K/A for the fiscal year ended June 30, 2015 (the “2015 Form 10-K/A”) and the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016 (the “2016 Form 10-K”), and in Item 4 of the Company’s Quarterly Reports on Form 10-Q and Form 10-Q/A, as applicable, for the fiscal quarters ended September 30, 2015, December 31, 2015, March 31, 2016, September 30, 2016 and December 31, 2016 (collectively, the “Quarterly Reports”), and further described below.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended June 30, 2015 and June 30, 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG’s report on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2015 and June 30, 2016, contained a separate paragraph stating: “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 3 to the consolidated financial statements, the Company has incurred recurring losses from operations and has limited cash resources, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

KPMG’s report on the consolidated financial statements of the Company as of and for the fiscal year ended June 30, 2015 contained a separate paragraph stating that “As discussed in note 2 to the consolidated financial statements, the consolidated financial statements have been revised to reflect a May 13, 2016 10:1 reverse split of the Company’s common stock as if it had occurred at the beginning of the first period presented and to correct immaterial errors and omitted disclosures regarding restricted cash and related party transactions.”

The audit reports of KPMG on the effectiveness of internal control over financial reporting as of June 30, 2015 and June 30, 2016 did not contain any adverse opinion or disclaimer of opinion,

nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report included in the 2015 Form 10-K/A indicates that the Company did not maintain effective internal control over financial reporting as of June 30, 2015 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states “A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. The following material weaknesses have been identified and included in management’s assessment:

•	Ineffective tone at the top and design and operation of controls to monitor, investigate and communicate non-compliance with the Company’s Code of Conduct;
•	Insufficient number of trained resources with responsibility and accountability for financial reporting processes and controls;
•	Ineffective continuous risk assessment process;
•	Ineffective information and communication processes and monitoring activities regarding related party transactions;
•	Ineffective operation of certain process level controls due to management override of controls, including related party transactions and loans and advances to executives and a former Board member;
•	Ineffective program change and access general information technology controls resulting in ineffective process level automated controls, and ineffective compensating manual controls.”

KPMG’s report included in the 2016 Form 10-K, indicates that the Company did not maintain effective internal control over financial reporting as of June 30, 2016 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states “A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. The following material weaknesses have been identified and included in management’s assessment:

•	Ineffective tone at the top and design and operation of controls to monitor, investigate and communicate non-compliance with the Company’s Code of Conduct;
•	Insufficient number of trained resources with responsibility and accountability for financial reporting processes and controls;
•	Ineffective continuous risk assessment process;
•	Ineffective information and communication processes and monitoring activities regarding related party transactions;
•	Ineffective operation of certain process level controls due to management override of controls, including related party transactions and loans and advances to executives and a former Board member;
•	Ineffective design and implementation and documentation of management review controls; and

•	Ineffective program change and access general information technology controls resulting in ineffective process level automated controls, and ineffective compensating manual controls.”

As a result of the internal control weaknesses and as disclosed in the 2015 Form 10-K/A, the 2016 Form 10-K, and the Quarterly Reports, the Company determined that, as of such dates, that there were also material weaknesses in the Company’s disclosure controls and procedures.

The Company has not selected an independent registered public accounting firm to replace KPMG.

The Company has provided KPMG with a copy of the disclosures in this Current Report on Form 8-K and has requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with and, if not, stating the respects in which KPMG does not agree with, the Company’s statements in this Item 4.01, which the Company has made in response to Item 304(a) of Regulation S-K promulgated under the Exchange Act.  A copy of the letter furnished by KPMG in response to that request is filed as Exhibit 16.1 to this report.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated April 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: April 27, 2017	By:	/s/ John Ryan
Name: John Ryan
Title: President and Chief Executive Officer